UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 31, 2026

BURLINGTON STORES, INC.

(Exact Name of Registrant As Specified In Charter)

Delaware	001-36107	80-0895227
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2006 Route 130 North

Burlington, New Jersey 08016

(Address of Principal Executive Offices, including Zip Code)

(609) 387-7800

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BURL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 31, 2026, Burlington Stores, Inc. (the “Company”) and Matthew Pasch, the Company’s Executive Vice President and Chief Human Resources Officer, determined that he will be departing from the Company effective September 1, 2026.

Mr. Pasch’s departure entitles him to benefits in accordance with the terms of the Burlington Stores, Inc. Executive Severance Plan (as amended and restated on March 17, 2026), as reflected in the Severance Agreement that the parties entered into as of July 31, 2026 (the “Severance Agreement”). In addition, the Severance Agreement provides for continued vesting of his 2024 performance-based restricted stock unit award on a pro-rata basis through his Departure Date and based on actual performance during the three-year performance period.

The description of the Severance Agreement set forth under this Item 5.02 does not purport to be complete and is qualified in its entirety by reference to the full text of the Severance Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the period ending August 1, 2026.

Item 8.01. Other Events.

John Pershing is expected to succeed Mr. Pasch as the Company’s Executive Vice President and Chief Human Resources Officer effective October 2026. Mr. Pershing previously served as the Chief Human Resources Officer for Barnes & Noble from 2024 through 2025, Executive Vice President, Chief Human Resources Officer for Canadian Tire Corporation from 2019 to 2023, and Executive Vice President, Chief Human Resources Officer of Ascena Retail Group from 2015 to 2019. Prior to joining Ascena in 2011, Mr. Pershing spent over 20 years at Best Buy in a variety of leadership roles and was most recently Executive Vice President, Human Capital.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURLINGTON STORES, INC.

/s/ David Glick
David Glick Group Senior Vice President of Investor Relations and Treasurer

Date: August 4, 2026